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                                                                   EXHIBIT 3.22

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                                                                                                      FILED :LLC 10802-01
                                                                                              OFFICE USE ONLY:

[THE GREAT                                           ---------------------------                          APR 01 2002
SEAL OF       DEAN HELLER                            | AMENDMENT TO ARTICLES   |
THE STATE     SECRETARY OF STATE                     |   OF ORGANIZATION       |                        IN THE OFFICE OF
OF NEVADA]    202 NORTH CARSON STREET                |   (PURSUANT TO NRS      |                        /s/ DEAN HELLER
              CARSON CITY, NEVADA 89701-4201         |        86.221)          |                          DEAN HELLER,
              (775) 684 5708                         ---------------------------                       SECRETARY OF STATE
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                    IMPORTANT: READ ATTACHED INSTRUCTIONS BEFORE COMPLETING FORM.
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              CERTIFICATE OF AMENDMENT TO ARTICLES OF ORGANIZATION
                     FOR A NEVADA LIMITED-LIABILITY COMPANY
                            (PURSUANT TO NRS 86.221)
                             - REMIT IN DUPLICATE -


1. Name of limited-liability company: Dreamwell Ltd., LLC
                                     -------------------------------------------


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2. The articles have been amended as follows (provide articles numbers, if available):*

To amend Article 1 changing the name of the LLC from Dreamwell Ltd., LLC to
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Dreamwell, Ltd.
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To delete Articles 8, 9, 10, 11, 12, 13, and 14 of the Articles of Organization
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of the LLC in their entirety.
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3. Indicate whether the company is managed by managers or members: Managers
                                                                  --------------

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4. Signature (must be signed by at least one manager or by a managing member).



/s/ Andrew T. Panaccione
---------------------------
SIGNATURE


*1) If adding managers, provide names and addresses

 2) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited" or the abbreviations "Ltd.," "L.L.C.," or "L.C.," or "LLC" or "LC." The word "Company" may be abbreviated as "Co."

FILING FEE: $150.00

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.